Exhibit 10.4

MODIFICATION AGREEMENT

(to be recorded in Bowie County, Texas)

ENERGYTEC, INC., a Nevada Corporation 14785 Preston Road, Ste. 500 Dallas, Texas 75254	AMERICAN BANK OF TEXAS P.O. Box 1234 Sherman, Texas 75091-1234

(hereafter called “Borrower”)	(hereafter called “Lender”)

STATE OF TEXAS	KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF BOWIE

THIS AGREEMENT (herein so called) is made and entered into as of the 1st day of April, 2003, by and between Lender, and Borrower,

WITNESSETH:

WHEREAS, PRODUCERS PIPELINE CORPORATION (“Producers” executed and delivered to AMERICAN BANK OF TEXAS that promissory note dated May 11, 1999, in the original principal sum of $2,400,000.00 (“Note No. 1”), that promissory note dated May 11, 2000, in the original principal sum of $1,000,000.00 (“Note No. 2”) AND that promissory note dated May 5, 2000, in the original principal sum of $250,000.00 (“Note No. 3”) which notes are currently held by Lender (“Note No. 1, Note No. 2 and Note No. 3 are sometimes referred to herein as the “Indebtedness”); and

WHEREAS, the Indebtedness is secured by deed of trust liens conveyed in deeds of trust dated May 11, 1999 and November 21, 1997 (the “Deeds of Trust”) and UCC-1 Financing Statements, all as more fully described in Exhibit “A” attached hereto and made a part hereof for all purposes covering real and personal property described in Exhibit “B” attached hereto and made a part hereof for all purposes “the “Property”) owned by PRODUCERS PIPELINE CORPORATION and ROCKWALL MARKETING CORPORATION, more fully described in said Deeds of Trust and Financing Statements; and

WHEREAS, the Indebtedness is further secured by certain other security (the “Additional Security”) more fully described as follows, to-wit: Security Agreements dated November 21, 1997, and UCC-1 Financing Statement filed under Secretary of State File No. 98-005846, executed by PRODUCERS, covering all inventory, equipment and accounts receivable; Security Agreements dated November 21, 1997 and UCC-1 Financing Statement filed under Secretary of State File No. 98-005845, executed b y ROCKWALL MARKETING CORPORATION, covering all inventory, equipment and accounts receivable; Commercial Guaranty Agreements executed by ROY T. RIMMER, JR., NANCY N. RIMMER, LACY J. HARBER and ROCKWALL MARKETING CORPORATION dated May 11, 1999, August 28, 1999 and August 3, 2000; Loan Agreements executed by PRODUCERS,

ROY T. RIMMER, JR., NANCY N. RIMMER, LACY J. HARBER and ROCKWALL MARKETING CORPORATION, dated May 11, 1999 and August 28, 1999; and Assignments of Life Insurance Policy LT0003116 issued by Hartford Life & Annuity Insurance Co., in the amount of $4,000,000.00 on the life of ROY T. RIMMER, dated November 3, 1998 and May 11, 1999, (the Deeds of Trust and Additional Security being collectively referred to as the “Security Documents”); and

WHEREAS, the Note No. 1 matured on February 12, 2001, Notes Nos. 2 and 3 matured on August 12, 2001, and PRODUCERS requested and Lender agreed to combine, amend and modify the Indebtedness and Security Documents, by Modification Agreement dated August 30, 2001; and

WHEREAS, the Indebtedness matured on January 15, 2002, and PRODUCERS requested and Lender agreed to amend and modify the Indebtedness and Security Documents by Modification Agreement dated January 15, 2002; and

WHEREAS, the Property has been conveyed to Borrower and Borrower has assumed the obligation of PRODUCERS for repayment of the Indebtedness.

NOW THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) and the exchange of other good and valuable consideration paid by each of the parties to the other, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower AGREE AS FOLLOWS:

1. Acknowledgment of Outstanding Balance. The outstanding principal balance of the Indebtedness as of the date hereof is ONE MILLION NINE HUNDRED SIX THOUSAND EIGHT HUNDRED FORTY-SIX AND 75/100 DOLLARS ($1,906,846.75).

2. Renewal and Extension of Maturity. The Indebtedness is hereby renewed and the maturity of the Indebtedness is hereby extended to March 31, 2008 (“Revised Maturity Date”).

3. Amendment of Interest Rate. The interest rate on the Indebtedness shall be Eight Percent (8.00%) per annum.

4. Required Payments. Principal and accrued and unpaid interest on the Indebtedness shall be due and payable as follows:

Interest only shall be due and payable on May 1, 2003, June 1, 2003, August 1, 2003 September 1, 2003 and October 1, 2003.

Beginning November 1, 2003 and continuing regularly on the 1st day of each and every month thereafter until the Revised maturity Date, payment shall be due and payable as follows: accrued and unpaid interest plus principal equal to the greater of the following amounts: #35,311.98 or 50% of the net income from oil and gas production from the Property.

5. Financial Statements and Appraisals. Borrower and each person liable for repayment of the Indebtedness shall furnish to Lender, balance sheets, income statements and cash flow statements as required in the Loan Agreement of even date herewith, in such form and detail as Lender shall require. Borrower shall furnish to Lender upon request, such appraisals of the Property as may be required of Lender under applicable State or Federal laws and regulations issued pursuant thereto.

6. Hazardous Substances. Borrower shall not do, nor allow anyone else to do, anything affecting the Property that is in violation of any Environmental Law. Borrower shall promptly give Lender written notice of any investigation, claim, demand, lawsuit or other action by any governmental or regulatory agency or private party involving the Property and any Hazardous Substance or Environmental Law of which Borrower has actual knowledge. If Borrower learns, or is notified by any governmental or regulatory authority, that any removal or other remediation of any Hazardous Substance affecting the Property is necessary, Borrower shall promptly take all necessary remedial actions in accordance with Environmental Law. As used in this Paragraph 6, “Hazardous Substances” are those substances defined as toxic or hazardous substances by Environmental Law and the following substances: gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides, volatile solvents, materials containing asbestos or formaldehyde, and radioactive materials. As used in this Paragraph 6, “Environmental Law” means federal laws and laws of the jurisdiction where the Property is located that relate to health, safety or environmental protection.

7. Balance Due at Maturity. THIS LOAN IS PAYABLE IN FULL AT MATURITY, BORROWER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. BORROWER WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT BORROWER MAY OWN, OR BORROWER WILL HAVE TO FIND A LENDER WHICH MAY BE THE LENDER BORROWER HAS THIS LOAN WITH, WILLING TO LEND BORROWER THE MONEY. IF BORROWER REFINANCES THIS LOAN AT MATURITY, BORROWER WILL HAVE TO PAY ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF BORROWER OBTAINS REFINANCING FROM THE SAME LENDER. THIS LENDER WILL CONSIDER AN APPLICATION TO REFINANCE THE BALLOON PAYMENT AT THE TIME PAYMENT IS DUE, ON THE SAME BASIS AS ALL OTHER NEW MORTGAGE LOAN APPLICATIONS. GUARANTORS MUST CONSENT IN WRITING TO ANY REFINANCING.

8. Ratification of Security Documents. Borrower and Lender further agree that the liens, assignments and security interests created by the Security Documents shall continue and carry forward until Indebtedness is paid in full. Borrower further agrees that Lender is the holder of the Indebtedness and Security Documents and that such liens, assignments and security interests are hereby ratified and affirmed as valid and subsisting against the Property, and this Agreement shall in no manner vitiate, affect or impair the Indebtedness or the Security Documents (except as expressly modified in this Agreement), and that such liens, assignments, and security interests shall not in any manner be waived, released, altered or modified until the Indebtedness and all other obligations secured by the Security Documents (including any and all subsequent renewals and extensions) have been paid in full.

9. Release of Claims. Borrower hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, its agents, officers, directors, employees and representatives of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Borrower may have against Lender, its agents, officers, directors, employees and representatives arising out of or with respect to any and all transactions relating to the Indebtedness and the Security Documents occurring prior to the date hereof.

10. Miscellaneous.

(a) Except as modified hereby, all terms and provisions of the Indebtedness and Security Documents remain unchanged, are expressly ratified and shall continue in full force and effect, and Borrower acknowledges and affirms Borrower’s liability to Lender thereunder. In the event of an inconsistency between this Agreement and the terms of the Indebtedness and/or Security Documents, this Agreement shall govern.

(b) Borrower hereby agrees to pay all costs and expenses incurred by Lender in connection with the execution and administration of this Agreement, the reinstatement and modification of the Indebtedness and/or Security Documents, and any other documents executed in connection herewith.

(c) Any default by Borrower in the performance of its obligations herein contained shall constitute a default under the Indebtedness and Security Documents, and shall allow Lender to exercise any or all of its remedies set forth in the Indebtedness and Security Documents or at law or in equity.

(d) Lender does not, by its execution of this Agreement, waive any rights it may have against any person not a party hereto.

(e) This Agreement may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same Agreement.

(f) Borrower agrees that this Agreement and all of the covenants and agreements contained herein shall be binding upon the parties hereto and shall inure to the benefit of and be binding upon each of their respective heirs, executors, legal representatives, successors and permitted assigns.

11. No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

LENDER: AMERICAN BANK OF TEXAS		BORROWER: ENERGYTEC, INC., a Nevada Corporation

By:	/s/	By:	/s/ FRANK W. COLE, its President

GUARANTOR:

/s/ ROY T. RIMMER, JR.

/s/ LACY J. HARBER

ROCKWALL MARKETING CORPORATION

		By:	/s/ ROY T. RIMMER, JR., its President

PRODUCERS PIPELINE CORPORATION

		By:	/s/ ROY T. RIMMER, JR., its President

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